Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus, shareholder reports, other required portfolio information, and other information at www.arielinvestments.com/prospectus-and-reports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com. This summary prospectus incorporates by reference the Fund’s full prospectus and statement of additional information, both dated February 1, 2022, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2021.

INVESTMENT OBJECTIVE

Ariel Focus Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Focus Fund (the “Fund”).

Shareholder fees

(fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.30%	0.21%

Total annual fund operating expenses[1]	1.20%	0.86%

Less fee waiver or expense reimbursement	–0.20%	–0.11%

Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.75%
[1]	Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit the Fund’s total annual fund operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2023. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2023.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2023. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-year	$102	$77

3-years	$340	$252

5-years	$620	$455

10-years	$1,418	$1,040

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.

A Patient View. The Fund buys a company when it is selling at a discount to Ariel’s estimate of its private market value. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, companies trading at low multiples of their actual or projected earnings, and companies with low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.

A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a non-diversified fund, which means that the Fund could hold as few as 12 securities in its portfolio. However, the Fund generally will hold 20–30 securities. The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.

A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	As a non-diversified fund that holds relatively few stocks, the Fund may be subject to greater volatility than a more diversified investment. A fluctuation in one stock could significantly affect overall performance. The Fund is also concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.
•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	Small- and mid-capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell 1000® Value Index, which reflects the market in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

2    SUMMARY PROSPECTUS

Average annual total returns as of December 31, 2021

	1-Year	5-Year	10-Year	Since Inception 6/30/05[1]

Investor Class return before taxes	21.15%	10.15%	10.99%	6.83%

Investor Class return after taxes on distributions	20.21%	9.10%	9.66%	5.98%

Investor Class return after taxes on distributions and sale of fund shares	13.17%	7.81%	8.70%	5.42%

Institutional Class return before taxes[1]	21.45%	10.43%	11.27%	6.99%

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	25.16%	11.16%	12.97%	8.44%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	16.55%	11.00%
[1]	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Charles K. Bobrinskoy, Portfolio Manager since inception on June 30, 2005.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, online at arielinvestments.com, by telephone, by wire transfer, or through a financial intermediary. Individuals may open new accounts online at arielinvestments.com or by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). IRA transfers and rollovers, corporate accounts, and trust accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both share classes is $100. Investment minimums may be waived in certain circumstances, including participating in the Funds’ Automatic Investment Program.

TAX INFORMATION

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a financial advisor or a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARIEL FOCUS FUND    3

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Slow and steady wins the race.	FOCUS SUMPRO ©02/22 AI–07